UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 3, 2017

Coupa Software Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-37901	20-4429448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1855 S. Grant Street

San Mateo, CA 94402

(Address of principal executive offices, including zip code)

650-931-3200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☒

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On May 3, 2017, Coupa Software Incorporated (the “Company”) completed the purchase (the “Closing”) of substantially all of the issued and outstanding capital stock held by shareholders (the “Sellers”) of Trade Extensions TradeExt AB, a Swedish corporation that specializes in strategic sourcing (the “Target”), pursuant to the terms of that certain Share Purchase Agreement (the “Acquisition Agreement”), by and among the Company and the Sellers, dated April 7, 2017. The Company paid aggregate consideration of approximately $45 million at the Closing (which amount remains subject to customary upward or downward adjustments for Target’s working capital and other matters for up to 45 business days following the date of the Closing), of which approximately $41 million of the aggregate consideration was paid in cash and the remaining approximately $4 million (or 148,476 shares) was paid in the form of the Company’s common stock and issued to certain Sellers who are continuing employment with the Company.

The foregoing description of the Acquisition Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by the full text of the Acquisition Agreement, which was filed as Exhibit 2.1 to the Form 8-K filed by the Company with the Securities and Exchange Commission on April 7, 2017 and is incorporated into this Item 2.01 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1*	Share Purchase Agreement dated April 7, 2017 (incorporated by reference to Exhibit 2.1 to Coupa’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 7, 2017)

*	Pursuant to Item 601(b)(2) of Regulation S-K, certain appendices to this agreement have been omitted. The Company hereby agrees to furnish supplementally to the Securities and Exchange Commission, upon its request, any or all of such omitted appendices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coupa Software Incorporated

By:	/s/ Todd Ford
Todd Ford
Chief Financial Officer (Principal Financial and Accounting Officer)

Dated: May 3, 2017

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Share Purchase Agreement dated April 7, 2017 (incorporated by reference to Exhibit 2.1 to Coupa’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 7, 2017)

*	Pursuant to Item 601(b)(2) of Regulation S-K, certain appendices to this agreement have been omitted. The Company hereby agrees to furnish supplementally to the Securities and Exchange Commission, upon its request, any or all of such omitted appendices.